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                                                                    EXHIBIT 23.2




                        Consent of Independent Auditors

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 30, 1998 with respect to the financial statements of First Community Bancorp, Inc. in the Registration Statement
(Form S-4) and related Proxy Statement/Prospectus of National Commerce Bancorporation.


                                        Mauldin & Jenkins, LLC
                                        /s/ Mauldin & Jenkins, LLC


Atlanta, Georgia
September 8, 1998